Exhibit 10

EXECUTION COPY

AMENDMENT NO. 2

Dated as of August 28, 2015

to

CREDIT AGREEMENT

Dated as of March 28, 2013

THIS AMENDMENT NO. 2 (this “Amendment”) is made as of August 28, 2015 by and among Masco Corporation, a Delaware corporation (the “Company”), Masco Europe S.à r.l., a wholly-owned Subsidiary of the Company organized as a société à responsabilité limitée under the laws of the Grand Duchy of Luxembourg, having its registered office at 22, rue Gabriel Lippmann, L-5365 Munsbach, having a share capital of EUR 745,000,000.- and registered with the Luxembourg Register of Commerce and Companies under the number B 68104 (the “Foreign Subsidiary Borrower”, and together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of March 28, 2013 by and among the Borrowers, the Lenders from time to time party thereto and the Administrative Agent (as amended by Amendment No. 1 dated as of May 29, 2015 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.                                      Amendments to the Credit Agreement.  Effective as of the Amendment No. 2 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is amended as follows:

(a)                                 the definition of “Continuing Director” contained in Section 1.01 of the Credit Agreement is hereby deleted in its entirety; and

(b)                                 paragraph (l) of Section 6.01 of the Credit Agreement is hereby replaced in its entirety with the following:

any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 30% or more of the outstanding shares of common stock of the Company; or during any period of 12 consecutive months, occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) members of the board of directors on the first day of such period, (ii) nominated, appointed or approved for election by persons referred to in clause (i)  constituting at the time of such nomination, appointment or approval at least a majority of such board nor (iii) nominated, appointed or approved for election by directors referred to in clauses (i) and (ii)  constituting at the time of such nomination, election or approval at least a majority of such board; or the Company shall cease to be (directly or through its wholly-owned Subsidiaries) the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated by the SEC under the Securities Exchange Act of 1934) directly or indirectly of at least 100% of the voting power of the outstanding capital stock of the Foreign Subsidiary Borrower ordinarily having the right to vote at an election of directors; or

2.                                      Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment No. 2 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent.

(b)                                 The Administrative Agent shall have received payment of the Administrative Agent’s reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3.                                      Representations and Warranties of the Borrowers.  In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each Borrower hereby represents and warrants as follows:

(a)                                 The execution, delivery and performance of this Amendment and the Amended Credit Agreement are within such Borrower’s organizational powers and have been duly authorized by all necessary organizational action.

(b)                                 This Amendment has been duly executed and delivered by such Borrower and this Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)                                  The execution, delivery and performance of this Amendment and the Amended Credit Agreement (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to

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require any payment to be made by the Borrower or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

(d)                                 As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties set forth in the Amended Credit Agreement are true and correct in all material respects, except for any representation and warranty made as of a specific date, in which case such representation and warranty shall have been true and correct as of such date.

4.                                      Reference to and Effect on the Credit Agreement.

(a)                                 Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Amended Credit Agreement.

(b)                                 Except as specifically amended pursuant to this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Amended Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)                                 This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5.                                      Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                                      Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as original signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MASCO CORPORATION, as the Company

By	/s/ Kenneth G. Cole
Name: Kenneth G. Cole
Title: Vice President, Secretary & General Counsel

MASCO EUROPE S.À R.L., as the Foreign Subsidiary Borrower

By	/s/ Lawrence F. Leaman
Name: Lawrence F. Leaman
Title: Authorized Signatory

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Issuing Bank, as the Swingline Lender and as Administrative Agent

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Vice President

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

CITIBANK, N.A.,

By:	/s/ Nicholas Pateros
Name: Nicholas Pateros
Title: Vice President

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By:	/s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Josh Droppers
Name: Josh Droppers
Title: Assistant Vice President

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

ROYAL BANK OF CANADA

By:	/s/ Jason C. Hedrick
Name: Jason C. Hedrick
Title: Authorized Signatory

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

SUNTRUST BANK

By:	/s/ Elizabeth Tallmadge
Name: Elizabeth Tallmadge
Title: Managing Director

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

BANK OF AMERICA, N.A.

By:	/s/ Mike Delaney
Name: Mike Delaney
Title: Director

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

WELLS FARGO BANK, NA

By:	/s/ John Brady
Name:	John Brady
Title:	Managing Director

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

FIFTH THIRD BANK

By:	/s/ Yael Eisenberg
Name:	Yael Eisenberg
Title:	Assistant Vice President

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

COMERICA BANK

By:	/s/ Nicole Swigert
Name:	Nicole Swigert
Title:	Vice President

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

THE NORTHERN TRUST COMPANY

By:	/s/ Wicks Barkhausen
Name:	Wicks Barkhausen
Title:	Second Vice President

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jeffrey S. Johnson
Name:	Jeffrey S. Johnson
Title:	Senior Vice President

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Patrick Hartweger
Name:	Patrick Hartweger
Title:	Managing Director

By:	/s/ Anne Culver
Name:	Anne Culver
Title:	Assistant Vice President

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement

Name of Lender:

THE HUNTINGTON NATIONAL BANK

By:	/s/ Steven J. McCormack
Name:	Steven J. McCormack
Title:	Sr. Vice President

Signature Page to Amendment No. 2 to

Masco Corporation Credit Agreement